Series Number:  1
For period ending 9/30/2011

48)	Investor, A, C & R
First $1 billion 0.653%
Next $1 billion 0.601%
Next $3 billion 0.571%
Next $5 billion 0.551%
Next $15 billion 0.538%
Next $25 billion 0.536%
Over $50 billion 0.536%

Institutional
First $1 billion 0.453%
Next $1 billion 0.401%
Next $3 billion 0.371%
Next $5 billion 0.351%
Next $15 billion 0.338%
Next $25 billion 0.336%
Over $50 billion 0.336%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                26,419
                                Institutional Class                262
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                    3,227
                                C Class                                                                    58
        R Class                    49

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.2079
                                   Institutional Class                                                                $0.2190
              2. Dividends for a second class of open-end company shares
                                A Class                                                                $0.1941
        C Class                                           $0.1525
        R Class                                $0.1801

74U).   1. Number of shares outstanding (000's omitted)
                                Investor Class         132,813
                                Institutional Class   1,654

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   22,494
                                    C Class                                                             528
R Class                             301

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $11.22
                                Institutional Class   $11.22

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class               $11.23
                                    C Class                                                         $11.23
                                R Class                         $11.22

Series Number:  6
For period ending 9/30/2011

48)	Investor, A, C & R
First $1 billion 0.573%
Next $1 billion 0.521%
Next $3 billion 0.491%
Next $5 billion 0.471%
Next $15 billion 0.458%
Next $25 billion 0.456%
Over $50 billion 0.456%

Institutional
First $1 billion 0.373%
Next $1 billion 0.321%
Next $3 billion 0.291%
Next $5 billion 0.271%
Next $15 billion 0.258%
Next $25 billion 0.256%
Over $50 billion 0.256%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                14,296
                                Institutional Class                448
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                    2,630
                                C Class                                                                    13
        R Class                    3

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1604
                                   Institutional Class                                                                $0.1718
              2. Dividends for a second class of open-end company shares
                                A Class                                                                $0.1462
        C Class                                           $0.1035
        R Class                                $0.1319

74U).   1. Number of shares outstanding (000's omitted)
                                Investor Class          90,472
                                Institutional Class    2,737

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   17,738
                                    C Class                                                             152
R Class                             39

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $11.65
                                Institutional Class   $11.65

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class               $11.65
                                    C Class                                                         $11.64
                                R Class                         $11.64

Series Number:  7
For period ending 9/30/2011

49)	Investor, A, C & R
First $1 billion 0.573%
Next $1 billion 0.521%
Next $3 billion 0.491%
Next $5 billion 0.471%
Next $15 billion 0.458%
Next $25 billion 0.456%
Over $50 billion 0.456%

Institutional
First $1 billion 0.373%
Next $1 billion 0.321%
Next $3 billion 0.291%
Next $5 billion 0.271%
Next $15 billion 0.258%
Next $25 billion 0.256%
Over $50 billion 0.256%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                42,648
                                Institutional Class             9,871
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                    10,846
                                C Class                                                                    102
        R Class                    10

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1915
                                   Institutional Class                                                                $0.1976
              2. Dividends for a second class of open-end company shares
                                A Class                                                                $0.1839
        C Class                                           $0.1610
        R Class                                $0.1762

74U).   1. Number of shares outstanding (000's omitted)
                                Investor Class         229,928
                                Institutional Class   50,186

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   60,042
                                    C Class                                                             1,705
R Class                             110

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $12.80
                                Institutional Class   $12.81

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class               $12.75
                                    C Class                                                         $12.76
                                R Class                         $12.78

Series Number:  9
For period ending 9/30/2011

49)	Investor, A, C & R
First $1 billion 0.653%
Next $1 billion 0.601%
Next $3 billion 0.571%
Next $5 billion 0.551%
Next $15 billion 0.538%
Next $25 billion 0.536%
Over $50 billion 0.536%

Institutional
First $1 billion 0.453%
Next $1 billion 0.401%
Next $3 billion 0.371%
Next $5 billion 0.351%
Next $15 billion 0.338%
Next $25 billion 0.336%
Over $50 billion 0.336%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                 3,346
                                Institutional Class                   1
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                    129
                                C Class                                                                      0
        R Class                      0

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0410
                                   Institutional Class                                                                $0.0509
              2. Dividends for a second class of open-end company shares
                                A Class                                                                $0.0287
        C Class                                           $0.0000
        R Class                                $0.0165

74U).   1. Number of shares outstanding (000's omitted)
                                Investor Class         79,185
                                Institutional Class         13

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   8,636
                                    C Class                                                                287
R Class                                   2

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class         $9.83
                                Institutional Class   $9.83

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class               $9.83
                                    C Class                                                         $9.82
                                R Class                         $9.83